UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: March 13, 2008 (Date of earliest event reported)
SciClone Pharmaceuticals, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19825 (Commission File Number)	94-3116852 (IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA (Address of principal executive offices)		94404 (Zip Code)
650.358.3456 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 13, 2008, SciClone Pharmaceuticals, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

            99.1       Press Release of SciClone Pharmaceuticals, Inc. dated March 13, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2008	SCICLONE PHARMACEUTICALS, INC. By: /s/ Richard A. Waldron Richard A. Waldron Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of SciClone Pharmaceuticals, Inc. dated March 13, 2008